UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda	001-32492	98-0437848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2019, Lazard Ltd (the “Company”), including its subsidiary Lazard Group LLC (“Lazard Group”), amended and restated the Operating Agreement (the “Amended and Restated Operating Agreement”) of Lazard Group in order to establish a new long-term incentive compensation program (the “PIPR Program”) consisting of profits interest participation rights (“PIPRs”), which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of the Company’s Class A common stock, par value $0.01 per share, pursuant to the Company’s 2018 Incentive Compensation Plan. The Company expects to make grants in respect of year-end 2018 incentive compensation pursuant to the PIPR Program, including to each of the Company’s named executive officers, the terms of which will be described further in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2019 annual general meeting of shareholders. A copy of the Amended and Restated Operating Agreement is being filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The summary above of the applicable portions of the Amended and Restated Operating Agreement is qualified in its entirety by reference to the Amended and Restated Operating Agreement attached as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2019, the Company issued a press release announcing financial results for its full year 2018 and fourth quarter ended December 31, 2018. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events.

The Company currently expects that the vesting and settlement of certain deferred incentive compensation awards that were previously granted to the Company’s employees (other than the Company’s named executive officers) under the Company’s 2008 Incentive Compensation Plan and that were originally scheduled to vest on March 1, 2019 may be accelerated to occur on one or more earlier dates during February 2019.

In addition, beginning in February 2019, the Company intends to start reporting preliminary assets under management (“AUM”) of the Company’s Asset Management business on a monthly basis. The Company currently expects to issue a press release including this information on or around the eighth business day of each month.

This Report on Form 8-K contains certain forward-looking statements that are subject to known and unknown risks and uncertainties. The timing of events may differ significantly from those expressed or implied in such forward-looking statements due to a number of factors, including those set forth in sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Amended and Restated Operating Agreement of Lazard Group LLC, dated as of February 4, 2019.

99.2	Press Release issued on February 5, 2019.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Amended and Restated Operating Agreement of Lazard Group LLC, dated as of February 4, 2019.

99.2	Press Release issued on February 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)
By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Chief Administrative Officer and General Counsel

Dated: February 5, 2019